UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2019

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2019, SG Blocks, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc. (the “Underwriter”), relating to the issuance and sale of 900,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The price to the public in this offering is $0.85 per share. The Underwriter has agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $0.7905 per share. The net proceeds to the Company from the offering are expected to be approximately $703,800, after deducting underwriting discounts and commissions and non-accountable expenses payable by the Company. The offering is expected to close on or about August 1, 2019, subject to customary closing conditions.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-228882) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement and accompanying prospectus filed with the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the terms of the Underwriting Agreement, the Company has agreed to issue to ThinkEquity or its designee a warrant (the “Warrant”) to purchase 45,000 shares of Common Stock, representing the number of shares of Common Stock equal to 5.0% of the total number of shares sold in the offering. The Warrant will be exercisable beginning six (6) months after the date of issuance and expire five (5) years after the date of the prospectus supplement filed in connection with the offering (the “Prospectus Supplement”). The Warrant will be exercisable at a price per share of $1.0625, which is equal to 125% of the initial public offering price of the shares sold in the offering. The Warrant may be exercised in whole or in part, and provides for “cashless” exercise, “piggyback” registration rights for two (2) years from the date of the initial exercise date of the Warrant, a one-time demand registration right on Form S-3 when available for five (5) years from the date of the Underwriting Agreement and customary anti-dilution protection in the event of stock splits, stock dividends, recapitalizations and the like.

The Warrant and the shares issuable upon exercise of the Warrant will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.

The foregoing descriptions of the Underwriting Agreement and the Warrant are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and the Warrant, copies of which are filed as Exhibits 1.1 and 4.1, respectively, to this report and are incorporated by reference herein. A copy of the opinion of Thompson Hine LLP relating to the legality of the issuance and sale of Common Stock in the offering is attached as Exhibit 5.1 to this report.

On July 29, 2019, the Company issued a press release announcing the proposed offering, and a press release announcing the pricing of the offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this report.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Warrant is hereby incorporated by reference into this Item 3.02.

Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “think,” “may,” “could,” “will,” “would,” “should,” “continue,” “potential,” “likely,” “opportunity” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s expectations on the completion of the offering and the expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering and other risks and uncertainties inherent in the Company’s business, including those described in the Company’s other periodic filings with the SEC and the prospectus supplement and related prospectus for this offering filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. There may be events in the future that the Company is unable to predict, or over which it has no control, and the Company’s business, financial condition, results of operations and prospects may change in the future. The Company assumes no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date they are made, except as required by applicable law. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement
4.1	Form of Warrant
5.1	Opinion of Thompson Hine LLP
23.1	Consent of Thompson Hine LLP (included in Exhibit 5.1)
99.1	Press Release, dated July 29, 2019
99.2	Press Release, dated July 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2019	SG Blocks, Inc.

	By:	/s/ Mahesh Shetty
Mahesh Shetty
President and Chief Financial Officer

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